Dividend payable	12 Months Ended
Dec. 31, 2011
Dividend payable

15. Dividend payable

On October 18, 2010, the board of directors of Acorn International approved and declared a special cash dividend of $0.23 per ordinary share on its outstanding shares to shareholders of record as of the close of trading on November 15, 2010 directly from the share premium account of Acorn International. The dividend payable as of December 31, 2010 was $15,177. The balance of additional paid-in capital was reduced for the full amount of this special dividend of $20,533,690 as of December 31, 2010. As of December 31, 2011, the Group has remaining dividend payable amounted to $467 which is expected to be paid in 2012.